SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS

EQUITY INDEX PORTFOLIO

DECEMBER 1, 2019

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated December 1, 2019, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for the eDocuments program. (Find out more at mutualofamerica.com or call 1-800-468-3785).

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by writing to us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all funds held with Mutual of America.

Investment Objective. The Portfolio seeks investment results that correspond to the investment performance of the S&P 500® Index.

Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy and hold Portfolio shares. The expenses shown do not include Separate Account expenses which would increase costs if included. Other Expenses are estimated as the Portfolio had not commenced operations as of the date of this prospectus.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	0.88%

Total Annual Portfolio Operating Expenses	0.96%
Expense Reimbursement*	(0.82)%

Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.14%

*

The Adviser has contractually agreed beginning as of the inception of the Portfolio to reimburse certain of the Portfolio’s expenses. From inception of the Portfolio through April 30, 2023, the Adviser will reimburse the Portfolio’s expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.14% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years
$14	$45

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced operations as of the date of this prospectus, information regarding portfolio turnover is not available.

Principal Investment Strategies. The Portfolio primarily invests in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The components of the Index are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. Under normal circumstances, at least 80% of the Portfolio’s total assets will be invested in securities included in the S&P 500® Index, which at June 30, 2019, included companies with market capitalizations from $4.6 billion up to $1.0 trillion. The Portfolio is rebalanced at approximately the same time that the S&P 500® Index to which the Portfolio is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter. The Portfolio may concentrate its investments in an industry or group of industries to the extent that the index being tracked is also so concentrated.

Principal Investment Risks. An investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.

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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.

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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

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Concentration risk: The chance that the stocks of a particular industry or group of industries will decline because of adverse developments affecting that industry. Because the Portfolio concentrates its assets in certain industries to the same extent that the S&P 500® Index does, the Portfolio bears concentration risk.

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Index risk: The Portfolio’s investment performance may not precisely duplicate the performance of the S&P 500® Index due to factors such as operating and transaction costs, as well as weighting of each security in the Index.

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Tracking Error risk: As an index fund, the Portfolio seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the Portfolio and the index, positive or negative, is called tracking error. Tracking error can be caused by many factors and it may be significant.

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Passive Investment risk: Because the Portfolio is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the Portfolio’s performance may lag the performance of actively managed funds.

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Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

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Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.

Performance/Annual Return. Because the Portfolio had not commenced operations as of the date of this prospectus, information regarding performance for a full calendar year is not available. Updated performance information will be available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolios.

Portfolio Manager. Jamie A. Zendel, Vice President of the Adviser, will be the portfolio manager of the Portfolio at its inception.

Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

VEIP 19